Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

OF

ANTERO MIDSTREAM CORPORATION,

a Delaware Corporation

Dated Effective as of March 12, 2019

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of March 12, 2019, by and among Antero Midstream Corporation, a Delaware corporation (the “Company”), and the other parties listed on the signature pages hereto (each, a “Party” and collectively, the “Parties”). Capitalized terms used herein without definition have the respective meanings set forth in Section 1.

W I T N E S E T H:

WHEREAS, certain Parties previously entered into that certain Registration Rights Agreement of Antero Midstream GP LP, dated as of May 9, 2017 (the “Prior AMGP RRA”);

WHEREAS, pursuant to Section 7.6 of the IDR LLC Agreement (as hereinafter defined), certain of the Employee Holders (as hereinafter defined) have requested, and the Company has agreed to provide, registration rights with respect to the Employee Registrable Securities (as hereinafter defined), as set forth in this Agreement;

WHEREAS, Antero Midstream Partners LP, a Delaware limited partnership (“Antero Midstream”), entered into a certain Registration Rights Agreement with Antero Resources Corporation, a Delaware corporation (“Antero”), in connection with, and in consideration of, the transactions contemplated by Antero Midstream’s Registration Statement on Form S-1 (File No. 333-193798), initially submitted to the Commission on February 7, 2014 and declared effective by the Commission under the Securities Act on November 4, 2014 (the “Prior AM RRA”);

WHEREAS, the Company, Antero Midstream and certain of their respective affiliates have entered into that certain Simplification Agreement, dated as of October 9, 2018 (as it may be amended, restated or otherwise modified from time to time, the “Simplification Agreement”), providing for, among other things, subject to the conditions and on the terms set forth therein, (i) the conversion of the Company from a limited partnership into a corporation under the laws of the State of Delaware, (ii) the merger of an indirect subsidiary of the Company with and into Antero Midstream, with Antero Midstream surviving the merger and (iii) the transfer and issuance of shares of Common Stock, par value $.01 per share (the “Common Stock”) to, among others, the Sponsors (as hereinafter defined) and Antero (the “Transaction”);

WHEREAS, each party hereto is executing and delivering this Agreement at the closing of the Transaction; and

WHEREAS, in connection with their entry into this Agreement, the applicable Parties wish to terminate the Prior AMGP RRA and Prior AM RRA and all rights and obligations created pursuant thereto.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto and intending to be legally bound hereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                           Definitions

Unless otherwise defined herein, as used in this Agreement, the following terms have the following respective meanings:

“Adverse Effect” has the meaning set forth in Section 3(d).

“Affiliate” of a Person means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person. For purposes of this definition, “control” (including terms “controlled by” and “under common control with”) means the possession, directly or indirectly (including through one or more intermediaries), of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by agreement or otherwise.

“Antero” means, individually or collectively, Antero Resources Corporation, a Delaware corporation, and Arkrose Subsidiary Holdings LLC, a Delaware limited liability company.

“Automatic Shelf Registration Statement” means a registration statement filed on Form S-3 (or successor form or other appropriate form under the Securities Act) by a WKSI pursuant to General Instruction I.C. or I.D. (or other successor or appropriate instruction) of such forms, respectively.

“Business Day” means any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York are authorized or obligated by law to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning given to such term in the recitals of this Agreement.

“Employee Holder” means each of the Persons listed on Schedule I hereto, together with any transferee of Employee Registrable Securities pursuant to Section 10, in each case, for so long as such Person owns Employee Registrable Securities.

“Employee Holder Representative” means any of Paul M. Rady, Glen C. Warren, Jr. or Alvyn A. Schopp, until such time as the Holders of at least a majority of the Employee Registrable Securities elect a new Employee Holder Representative by written notice to the Company, which Person or Persons shall thereupon be the Employee Holder Representative.

“Employee Registrable Securities” means all shares of Common Stock owned by an Employee Holder, including any shares of Common Stock received in connection with the Transaction, other than shares of Common Stock (i) Transferred by an Employee Holder in a transaction in which the Employee Holder’s rights under this Agreement are not assigned, (ii) Transferred pursuant to an effective registration statement under the Securities Act, (iii) Transferred in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act (including transactions under Rule 144, or a successor thereto, promulgated under the Securities Act) so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such transactions or (iv) that can be sold by the Employee Holder in question without volume limitations within 90 days in the manner described in clause (iii) above. The Employee Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions thereof.

“Entity” means any corporation, limited liability company, general partnership, limited partnership, venture, trust, business trust, unincorporated association, estate or other entity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Family Member” means, with respect to each Party that is an individual, a spouse, lineal ancestor, lineal descendant, legally adopted child, brother or sister of such Party, or a lineal descendant or legally adopted child of a brother or sister of such Party.

“Governmental Authority” means any United States, foreign, supra-national, federal, state, provincial, local or self-regulatory governmental, regulatory or administrative authority, agency, division, body, organization or commission or any judicial or arbitral body.

“Holder” means the Sponsor Holders and the Employee Holders.

“IDR LLC” means Antero IDR Holdings LLC, a subsidiary of the Company.

“IDR LLC Agreement” means the Limited Liability Company Agreement of IDR LLC, dated as of December 31, 2016, as amended from time to time.

“Initial Period” means the period beginning on the date of this Agreement and ending on the earlier of (i) the date of closing of the Priority Underwritten Offering and (ii) the date that is 180 days from the date of this Agreement.

“Initiating Holder(s)” has the meaning set forth in Section 3(a).

“Lock-up Period” has the meaning set forth in Section 14.

“Opt-Out Election” has the meaning set forth in Section 4(c).

“Person” means any individual or Entity.

“Piggyback Registration” has the meaning set forth in Section 4(a).

“Piggyback Violation” has the meaning set forth in Section 8(a)(ii).

“Prior AM RRA” has the meaning given to such term in the recitals of this Agreement.

“Prior AMGP RRA” has the meaning given to such term in the recitals of this Agreement.

“Priority Underwritten Offering” means the first Underwritten Offering requested by one or more of Warburg, Yorktown, Rady and Warren pursuant to Section 3(a), provided that the Company receives the request for such Underwritten Offering prior to the date that is 180 days from the date of this Agreement.

“Prospectus” has the meaning set forth in Section 6(a).

“Rady” means, individually or collectively, Paul M. Rady and Mockingbird Investments, LLC.

“Registering Stockholder” means any Holder of Registrable Securities giving the Company a notice pursuant to Section 3 or Section 4 hereof requesting that the Registrable Securities owned by it be included in a proposed registration.

“Registrable Securities” means the Sponsor Registrable Securities and the Employee Registrable Securities.

“Registration Expenses” means, except for Selling Expenses (as hereinafter defined), all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the reasonable fees and disbursements of one special legal counsel to represent all of the Sponsor Holders together.

“Registration Statement” has the meaning set forth in Section 6(a)(i).

“Registration Violation” has the meaning set forth in Section 8(a)(i).

“Resale Registration Statement” has the meaning set forth in Section 2(a).

“Rule 144” has the meaning set forth in Section 9.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts and selling commissions applicable to the securities sold in a transaction or transactions registered on behalf of the Holders.

“Shelf Registration Statement” means a registration statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering the Registrable Securities, as applicable.

“Sponsor” means any of (a) Rady, (b) Warren, (c) Warburg and (d) Yorktown, for so long as such Person owns Sponsor Registrable Securities.

“Sponsor Holder” means (a) Antero, (b) the Sponsors and (c) any transferee of Sponsor Registrable Securities pursuant to Section 10, in each case, for so long as such Person owns Sponsor Registrable Securities.

“Sponsor Registrable Securities” means all shares of Common Stock owned by a Sponsor Holder, including any shares of Common Stock received in connection with the Transaction, other than shares of Common Stock (i) Transferred by a Sponsor Holder in a transaction in which the Sponsor Holder’s rights under this Agreement are not assigned, (ii) Transferred pursuant to an effective registration statement under the Securities Act, (iii) Transferred in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act (including transactions under Rule 144, or a successor thereto, promulgated under the Securities Act) so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such transaction or (iv) that are eligible for resale without restriction (including any limitation thereunder on volume or manner of sale) and without the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act, unless such Sponsor Registrable Securities are held by a Sponsor Holder that beneficially owns shares of Common Stock representing 5% or more of the aggregate voting power of shares of Common Stock eligible to vote in the election of directors of the Company. The Sponsor Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions thereof.

“Target Effective Date” has the meaning set forth in Section 2(a).

“Target Filing Date” has the meaning set forth in Section 2(a).

“Transaction” has the meaning set forth in the recitals of this Agreement.

“Transfer” means a disposition, sale, assignment, transfer, exchange, pledge or the grant of a security interest or other encumbrance.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Common Stock is sold to an underwriter for reoffering to the public or an offering that is a “bought deal” with one or more investment banks, including the Priority Underwritten Offering, if any.

“Violation” has the meaning set forth in Section 8(a).

“Warburg” means, individually or collectively, Warburg Pincus Private Equity X O&G, L.P., Warburg Pincus X Partners, L.P., Warburg Pincus Private Equity VIII, LP, Warburg Pincus Netherlands Private Equity VIII C.V. I, and WP-WPVIII Investors, L.P.

“Warren” means, individually or collectively, Glen C. Warren, Jr. and Canton Investment Holdings LLC.

“WKSI,” or a well-known seasoned issuer, has the meaning set forth in Rule 405 under the Securities Act.

“Yorktown” means, individually or collectively, Yorktown Energy Partners V, L.P., Yorktown Energy Partners VI, L.P., Yorktown Energy Partners VII, L.P., and Yorktown Energy Partners VIII, L.P.

Section 2.                                           Shelf Registration

(a)                                 General. The Company shall use its reasonable best efforts to (i) prepare and file a registration statement under the Securities Act to permit the resale of the Registrable Securities from time to time as permitted by Rule 415 (or any similar provision adopted by the Commission then in effect) of the Securities Act (the “Resale Registration Statement”) as soon as practicable, but in no event more than 30 days following the closing of the Transaction (the “Target Filing Date”) and (ii) cause the Resale Registration Statement to become effective no later than 60 days after filing thereof (the “Target Effective Date”). The Company will use its reasonable best efforts to cause the Resale Registration Statement filed pursuant to this Section 2(a) to be continuously effective under the Securities Act until the date on which there are no longer any Registrable Securities outstanding. The Resale Registration Statement filed pursuant to this Section 2(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company; provided, however, that, if the Company is then eligible, it shall file the Resale Registration Statement on Form S-3 and, if the Company is a WKSI, such Resale Registration Statement shall be an Automatic Shelf Registration Statement. The Resale Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and, in the case of any prospectus contained in the Resale Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Resale Registration Statement becomes effective, but in any event within three Business Days of such date, the Company shall provide the Holders with written notice (including electronic notice) of the effectiveness of the Resale Registration Statement. Except as set forth in Section 3, the Company shall not be obligated to have more than one effective Resale Registration Statement at any given time pursuant to this Section 2(a).

(b)                                 Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to file or cause the Resale Registration Statement filed pursuant to Section 2(a) to become effective:

(i)                                     during the period starting with the date 30 days prior to its good faith estimate of the date of filing of, and ending on a date 60 days after the effective date of, a Company-initiated registration for the offer and sale of Common Stock, or securities convertible into Common Stock for cash (in each case other than a registration relating solely to the sale of securities to employees of Antero or the Company pursuant to a stock option, stock purchase or similar plan or to a Commission Rule 145 transaction), provided that the Company is actively employing in good faith all reasonable best efforts to cause such registration statement to become effective; or

(ii)                                  if the Company furnishes to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the board of directors of the Company it would be materially detrimental to the Company and its equity holders for the Resale Registration Statement to be filed at the time filing would be required and it is therefore essential to defer the filing of the Resale Registration Statement, provided, however, that the Company shall have the right to defer such filing and effectiveness for a period of not more than sixty 60 days after the Target Filing Date and Target Effective Date, respectively.

(c)                                  The Company may, upon written notice (including electronic notice) to any Holder whose Registrable Securities are included in the Resale Registration Statement, suspend such Holder’s use of any prospectus which is a part of the Resale Registration Statement (in which event the Holder shall discontinue sales of the Registrable Securities pursuant to the Resale Registration Statement but may settle any previously made sales of Registrable Securities) if (i) the Company determines that it would be required to make disclosure of material information in the Resale Registration Statement that the Company has a bona fide business purpose for preserving as confidential or (ii) the Company has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, that in no event shall the Holders be suspended from selling Registrable Securities pursuant to the Resale Registration Statement for a period that exceeds 60 days; and provided further that the Company shall not suspend the Resale Registration Statement in this manner more than twice in any 12 month period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Holders whose Registrable Securities are included in the Resale Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities pursuant to the Resale Registration Statement.

Section 3.                                           Demand Registration Rights

(a)                                 General.  Upon the Company’s receipt of a written request from any Sponsor Holder owning three percent 3% or more of the issued and outstanding shares of Common Stock to dispose of such Sponsor Holder’s Sponsor Registrable Securities pursuant to an Underwritten Offering (the sender(s) of such request or any similar request pursuant to this Agreement shall be known as the “Initiating Holder(s)”), the Company (together with all Sponsor Holders proposing to distribute their securities through such underwriting pursuant to Section 3(c)) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holders. Notwithstanding the foregoing, (i) Antero hereby agrees not to submit a request for an Underwritten Offering pursuant this Section 3(a) during the Initial Period, and that the Company shall have no obligation to facilitate or participate in any Underwritten Offering requested by Antero during the Initial Period, and (ii) the Company shall have no obligation to facilitate or participate in such Underwritten Offering, including entering into any underwriting agreement:

(i)                                     during the period starting with the date 30 days prior to its good faith estimate of the date of filing of, and ending on a date 60 days after the effective date of, a Company-initiated registration (other than a registration relating solely to the sale of securities to employees of Antero or the Company pursuant to a stock option, stock purchase or similar plan or to a Commission Rule 145 transaction), provided that the Company is actively employing in good faith all reasonable best efforts to cause such registration statement to become effective; or

(ii)                                  where the anticipated aggregate offering price of all securities included in such offering is equal to or less than $50,000,000.

In addition, if the Company furnishes to such Sponsor Holders a certificate signed by the President of the Company stating that (A) the board of directors of the Company has determined that the Company would be required to make disclosure of material information as a result of the Underwritten Offering that the Company has a bona fide business purpose for preserving as confidential or (B) the Company has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the board of directors of the Company, would adversely affect the Company, then the Company shall have the right to defer such offering for a period of not more than 60 days after receipt of the request of the Initiating Holder(s), provided, however, that the Company shall not defer its obligation in this manner more than twice in any 12 month period.

(b)                                 If, in connection with an Underwritten Offering pursuant to Section 3(a), the Initiating Holder(s) request that the Company file a registration statement with respect to such Underwritten Offering, then the Company shall, subject to the limitations of Section 3(a) and  3(d), use its reasonable best efforts to (i) prepare and file a registration statement under the Securities Act to permit the resale of all Sponsor Registrable Securities that the Sponsor Holders request to be registered in connection with such Underwritten Offering as soon as practicable, but in no event more than 30 days following the date on which the Initiating Holder(s) made the request (such 30-day period, the “Filing Period”) and (ii) cause such registration statement to become effective no later than 60 days after filing thereof (such 60-day period, the “Effectiveness Period”); provided, however, that if the Company furnishes to such Sponsor Holders a certificate signed by the President of the Company stating that (A) the board of directors of the Company has determined that the Company would be required to make disclosure of material information as a result of the filing or effectiveness of such registration statement that the Company has a bona fide business purpose for preserving as confidential or (B) the Company has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the board of directors of the Company, would adversely affect the Company, then the Company shall have the right to extend the Filing Period or the Effectiveness Period by up to 60 days;  provided, further, that the Company shall not defer its obligation in this manner more than twice in any 12 month period. Notwithstanding anything to the contrary in this Agreement, the Initiating Sponsor Holders may require that the Company register the sale of such Sponsor Registrable Securities on an appropriate form, including a Shelf Registration Statement (so long as the Company is eligible to use Form S-3), and, if the Company is a WKSI, an Automatic Shelf Registration Statement.

(c)                                  Subject to the limitation of Section 3(a), promptly upon receipt of a request from an Initiating Holder (but in no event more than two Business Days thereafter) for any Underwritten Offering pursuant to Section 3(a), the Company shall deliver a notice to each other Sponsor Holder, offering each such Sponsor Holder the opportunity to include in such Underwritten Offering that number of Sponsor Registrable Securities as each such Sponsor Holder may request in writing. Subject to Section 3(d), the Company shall include in the Underwritten Offering all such Sponsor Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) Business Days after the date that notice has been delivered to such Sponsor Holders; provided, however, that the Company shall have no obligation to deliver any such notice or provide any such opportunity to Antero with respect to the Priority Underwritten Offering, if any, and Antero hereby agrees that it shall have no right to participate in the Priority Underwritten Offering, if any.

(d)                                 Notwithstanding any other provision of this Section 3, if the underwriter advises the Initiating Holder(s) in the case of an Underwritten Offering pursuant to Section 3(a) in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in the Underwritten Offering exceeds the number of shares of Common Stock that can be sold in such Underwritten Offering or the number of shares of Common Stock proposed to be included in such Underwritten Offering would adversely affect the price per share of Common Stock proposed to be sold in such Underwritten Offering (an “Adverse Effect”), the Initiating Holders shall so advise all Holders of Sponsor Registrable Securities that would otherwise be underwritten pursuant to the Underwritten Offering, and the number of Sponsor Registrable Securities that may be included in the registration if so required pursuant to Section 3(b), and the Underwritten Offering shall be allocated as set forth in this Section 3(d). For Underwritten Offerings requested by the Initiating Holders pursuant to Section 3(a) (other than the Priority Underwritten Offering, if any), the Sponsor Registrable Securities that may be included shall be allocated first to the Common Stock requested to be included by the Initiating Holders and then the shares of Common Stock requested to be included by other Sponsor Holders, with such shares of Common Stock allocated among such other Sponsor Holders in proportion, as nearly as practicable, to the respective amounts of Sponsor Registrable Securities held by such other Sponsor Holders at the time of the request made by the Initiating Holder(s); provided, however, that with respect to the Priority Underwritten Offering, if any, the Sponsor Registrable Securities that may be included shall be allocated among Warburg, Yorktown, Rady and Warren, as applicable, in proportion, as nearly as practicable, to the respective amounts of Sponsor Registrable Securities held by each of Warburg, Yorktown, Rady and Warren at the time of the request for the Priority Underwritten Offering.

(e)                                  The Company shall not be obligated to take any action to effect any Underwritten Offering after it has effected ten such Underwritten Offerings or within six (6) months of an Underwritten Offering.

(f)                                   At any time prior to the launch of an Underwritten Offering, the Initiating Holders may withdraw their Underwritten Offering request, without obligation or liability to the Company or the Company’s other stockholders. A withdrawn Underwritten Offering request shall count as one of the permitted Underwritten Offerings pursuant to Section 3(e) unless (i) the Initiating Holders pay all incremental Registration Expenses incurred in connection with such withdrawn offering, (ii) after the Initiating Holder makes the Underwritten Offering request, there occurs an event or series of related events that has a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company or material adverse information regarding the Company is disclosed that was not known by the Initiating Holders at the time the Underwritten Offering request was made, or (iii) the Company has not complied in all material respects with its obligations hereunder required to have been taken prior to such withdrawal.

(g)                                  Any Holder of Sponsor Registrable Securities may elect to withdraw all or any portion of its Registrable Securities included in an Underwritten Offering, provided, however, that such withdrawal must be made at a time prior to the time of pricing of such Underwritten Offering. If by the withdrawal of such Sponsor Registrable Securities a greater number of Sponsor Registrable Securities held by other Sponsor Holders may be included in such registration up to the maximum of any limitation imposed by the underwriters, then the Company shall offer to all Sponsor Holders who have included Sponsor Registrable Securities in the registration the right to include additional Sponsor Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 3(f). If the underwriter has not limited the number of Sponsor Registrable Securities to be underwritten, the Company may include securities for its own account if the underwriter so agrees and if the number of Sponsor Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

Section 4.              Piggyback Registrations

(a)           General. If, at any time or from time to time after the date hereof, the Company shall determine to register the sale of any of its securities or conduct an offering of registered securities for its own account in connection with an Underwritten Offering of its securities to the general public for cash on a form which would permit the registration or offering of Sponsor Registrable Securities (including, for the avoidance of doubt, pursuant to the Resale Shelf Registration Statement) (a “Piggyback Registration”), the Company will:

(i)            promptly give to each Sponsor Holder written notice thereof; provided, however, that the Company shall not be required to offer such opportunity to such Sponsor Holders if the Company has been advised by the underwriter that the inclusion of any Sponsor Registrable Securities for sale for the benefit of such Sponsor Holders will have an Adverse Effect;

(ii)           include in such registration or offering such number of Sponsor Registrable Securities specified in a written request or requests made within ten days after mailing or personal delivery of such written notice from the Company, by any Sponsor Holders (except that (A) if the underwriter determines that marketing factors require a shorter time period and so inform each Sponsor Holder in the applicable written notice, such written request or requests must be made within five days and (B) in the case of an “overnight” offering or a “bought deal,” such written request or requests must be made within one Business Day, except as set forth in Section 4(b));

provided, however, that the Company may withdraw any registration statement described in this Section 4 (other than the Resale Registration Statement) at any time before it becomes effective, or postpone or terminate any such Underwritten Offering described in this Section 4, without obligation or liability to any Sponsor Holder.

(b)           Underwriting. The right of any Sponsor Holder to registration pursuant to this Section 4 shall be conditioned upon such Sponsor Holder’s participation in the underwriting and the inclusion of such Sponsor Holder’s Registrable Securities in the underwriting to the extent provided herein. All Sponsor Holders proposing to distribute their Sponsor Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company; provided, however, that no Sponsor Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Sponsor Holder’s authority to enter into such underwriting agreement and to sell Common Stock, its ownership of the Common Stock being registered on such Sponsor Holder’s behalf, its intended method of distribution, its compliance with the Securities Act, the absence of any market manipulation by the Sponsor Holder, the valid security entitlements of the purchasers and any other representations required by law. Notwithstanding any other provision of this Section 4, if the underwriter advises the Company in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposes to be included in the Underwritten Offering exceeds the number of shares of Common Stock that can be sold in such Underwritten Offering or the number of shares of Common Stock proposes to be included in such Underwritten Offering would adversely affect the price per share of Common Stock proposes to be sold in such Underwritten Offering, then in the case of any such registration or Underwritten Offering pursuant to this Section 4, the Company shall include in such registration or Underwritten Offering the number of Sponsor Registrable Securities that such underwriter advises the Company can be sold without having such Adverse Effect, with such number to be allocated (i) first to the Company, and (ii) second, and if any, the number of included Sponsor Registrable Securities that, in the opinion of such underwriter, can be sold without having such Adverse Effect, with such number to be allocated pro rata among the Sponsor Holders that have requested to participate in such offering based on the relative number of Sponsor Registrable Securities then held by each such Sponsor Holder (provided that any securities thereby allocated to a Sponsor Holder that exceed such Sponsor Holder’s request shall be reallocated among the remaining requesting Sponsor Holders in like manner).

If any Sponsor Holder disapproves of the terms of any such underwriting, the Sponsor Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. If by the withdrawal of such Sponsor Registrable Securities a greater number of Sponsor Registrable Securities held by other Sponsor Holders may be included in such registration or Underwritten Offering (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Sponsor Holders who have included Sponsor Registrable Securities in the registration the right to include additional Sponsor Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 4(b).

(c)           Opt-Out Election. At any time, a Sponsor Holder may make a written election to no longer receive any notice or information regarding a Piggyback Registration (an “Opt-Out Election”). Following receipt of such Opt-Out Election, the Company shall not be required to, and shall not, deliver any such notice or information to such Sponsor Holder from the date of such Opt-Out Election. An Opt-Out Election may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Sponsor Holder who previously has given the Company an Opt-Out Election may revoke such election at any time, and there shall be no limit on the ability of a Sponsor Holder to issue and revoke subsequent Opt-Out Elections.

Section 5.              Selection of Counsel; Registration Expenses; Selling Expenses

(a)           The Sponsor Holders of a majority of the Sponsor Registrable Securities included in any offering pursuant to Section 3 or 4 hereof shall have the right to designate one legal counsel to represent all of the Sponsor Holders in connection therewith.

(b)           All Registration Expenses incurred in connection with any registration, filing, qualification or compliance pursuant to Sections 2, 3 and 4, including the fees and expenses of the legal counsel referred to in Section 5(a), shall be borne by the Company. All Selling Expenses relating to each sale of securities registered by the Sponsor Holders shall be borne by the holders of such securities pro rata on the basis of the number of shares so sold.

Section 6.              Further Obligations

(a)           In connection with any registration of the sale of Registrable Securities under the Securities Act pursuant to this Agreement, the Company will consult with each Holder whose Registrable Securities are to be included in any such registration, including, in the case of an Underwritten Offering pursuant Section 3 or 4, with respect to the form of underwriting agreement, if any (and shall provide to such Sponsor Holders the form of such underwriting agreement prior to the Company’s execution thereof) and shall provide to such Holders and their representatives such other documents (including correspondence with the Commission with respect to the registration statement and the related securities offering) as such Holders shall reasonably request in connection with their participation in such registration. The Company will furnish each Holder whose Registrable Securities are registered thereunder and each underwriter participating in an Underwritten Offering pursuant to Section 3, if any, with a copy of the registration statement and all amendments thereto and will supply each such Holder and each underwriter participating in an Underwritten Offering pursuant to Section 3, if any, with seven copies of any prospectus forming a part of such registration statement (including a preliminary prospectus and all amendments and supplements thereto, the “Prospectus”), in such quantities as may be reasonably requested for the purposes of the proposed sale or distribution covered by such registration. In the event that the Company prepares and files with the Commission a registration statement on any appropriate form under the Securities Act (a “Registration Statement”) providing for the sale of Registrable Securities held by any Holder pursuant to its obligations under this Agreement, the Company will:

(i)            with respect to any Registration Statement filed pursuant to Section 3, prepare and file with the Commission such Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up 120 days or until the participating Holder or Holders have completed the distribution described in such Registration Statement;

(ii)           prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the participating Holder or Holders thereof set forth in such Registration Statement or supplement to such Prospectus;

(iii)          promptly notify the Registering Stockholders and the managing underwriters, if any, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission or any state securities commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) of the existence of any fact which results in a Registration Statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(iv)          use reasonable best efforts to promptly obtain the withdrawal of any order suspending the effectiveness of a Registration Statement;

(v)           if requested by the managing underwriters or a Registering Stockholder, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or the Registering Stockholders holding a majority of the Registrable Securities being sold by the Registering Stockholders agree should be included therein relating to the sale of such Registrable Securities, including without limitation information with respect to the amount of Registrable Securities being sold by the Holders, the purchase price being paid therefor and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vi)          furnish to such Registering Stockholders and each managing underwriter participating in an Underwritten Offering, if any, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) (provided, however, that any such document made available by the Company through EDGAR shall be deemed so furnished);

(vii)         deliver to such Registering Stockholders and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons or entities may reasonably request;

(viii)        prior to any public offering of Registrable Securities, register or qualify or cooperate with the Registering Stockholders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Registering Stockholder requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so required to be qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(ix)          cooperate with the Registering Stockholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to such Registration Statement and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the Registering Stockholders or managing underwriters participating in an Underwritten Offering, if any, may request at least one Business Day prior to any sale of Registrable Securities;

(x)           if any fact described in subparagraph (iii)(E) above exists, promptly prepare and file with the Commission a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(xi)          cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(xii)         provide a CUSIP number for all Registrable Securities included in such Registration Statement, not later than the effective date of the applicable Registration Statement;

(xiii)        with respect to any Underwritten Offering pursuant to Section 3, enter into such agreements (including underwriting and lock-up agreements in customary form reasonably satisfactory to the Company, provided that the period of any such lock-up agreement shall not exceed 90 days) and take all such other customary actions in connection therewith as the Sponsor Holders or the managing underwriter of such Underwritten Offering reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities, including customary participation of management and making appropriate officers of the Company available to participate in road shows and other customary marketing activities; and

(xiv)        make available for inspection by the Holders whose Registrable Securities are being sold pursuant to such Registration Statement, any underwriter participating in an Underwritten Offering, and any attorney or accountant retained by such Holder or underwriter, all financial and other records and any pertinent corporate documents and properties of the Company reasonably requested by such Holder, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons or entities unless disclosure of such records, information or documents is required by court or administrative order.

(b)           Each Holder agrees that, upon receipt of any notice from the Company of the happening of an event of the kind described in Section 6(a)(iii)(B) through Section 6(a)(iii)(E), such Holder will immediately discontinue disposition of Registrable Securities pursuant to a Shelf Registration Statement or an Automatic Shelf Registration Statement until such stop order is vacated or such Holder receives a copy of the supplemented or amended Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the reasonable expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

Section 7.              Further Information Furnished by Holders

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2 through 6 that the Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the sale of their Registrable Securities.

Section 8.              Indemnification

(a)           (i) In the event any Registrable Securities are included in a Registration Statement under Section 2, 3 or 4, the Company will indemnify and hold harmless each Holder, each of the officers, directors, partners and agents of each Holder, any underwriter (as defined in the Securities Act) or broker for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or Exchange Act, against any losses, claims, actions, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Registration Violation”): any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or any violation or alleged violation by the Company or any officer, director, employee, advisor or Affiliate thereof of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company will reimburse each such Holder, officer, director, partner or agent, underwriter, broker or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned, delayed or denied), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Registration Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or underwriter.

(ii)           In the event of an offering effected through a Piggyback Registration pursuant to Section 4(a), the Company will indemnify and hold harmless each of the officers, directors, partners and agents of the Participating Holders, any underwriter (as defined in the Securities Act) for the Participating Holders and each Person, if any, who controls the Participating Holders or such underwriter within the meaning of the Securities Act or Exchange Act, against any losses, claims, damages, actions or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Piggyback Violation” and, together with any Registration Violations, a “Violation”): any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, any offering memorandum, or similar marketing document; the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or any violation or alleged violation by the Company or any officer, director, employee, advisor or Affiliate thereof of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company will reimburse the Participating Holder and each such officer, director, partner or agent, underwriter or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned, delayed or denied), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Piggyback Violation which occurs in reliance upon and in conformity with written information furnished by any Holder or any underwriter expressly for use in connection with the sale of Common Stock by the Company in such Piggyback Registration.

(b)           To the extent permitted by law, each Holder will, if Registrable Securities held by such Person are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each Person, if any, who controls the Company within the meaning of the Securities Act, each underwriter (within the meaning of the Securities Act) of the Company’s securities covered by such a registration statement, any Person who controls such underwriter, and any other Holder selling securities in such registration statement and each of its directors, officers, partners or agents or any Person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such underwriter, other Holder, director, officer, partner or agent or controlling Person may became subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration, and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such underwriter, other Holder, officer, director, partner or agent or controlling Person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned, delayed or denied); and provided, further that in no event shall any indemnity under this Section 8(b) exceed the net proceeds from the offering received by such Holder.

(c)           Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party shall have been advised by counsel that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure of any indemnified party to notify an indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 8 only to the extent that such failure to give notice shall materially prejudice the indemnifying party in the defense of any such claim or any such litigation, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

(d)           If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e)           The obligations of the Company and the Holders under this Section 8 shall survive completion of any offering of Registrable Securities pursuant to a registration statement.

(f)            Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any registration provided for under Section 3 and 4 are in conflict with the foregoing provisions of this Section 8, the provisions in such underwriting agreement shall control.

Section 9.              Rule 144 Reporting

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”) and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use reasonable best efforts to:

(a)           make and keep public information available (as those terms are understood and defined in Rule 144) at all times after the date hereof;

(b)           file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c)           furnish to any Holder, forthwith upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (provided, however, that any such report or document described in this subsection (ii) made available by the Company through EDGAR shall be deemed so furnished), and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

Section 10.            Assignment of Rights

For so long as this Agreement is in effect, the rights to cause the Company to register Registrable Securities pursuant to Section 2, 3 or 4 may only be assigned by a Holder to (i) an Affiliate of such Holder or (ii) any assignee that, together with its Affiliates, will hold 3% or more of the issued and outstanding shares of Common Stock after giving effect to such assignment; provided, that in the case of clauses (i) and (ii) hereof, such assignee agrees in writing to be subject to the terms and conditions of this Agreement. Subject to the foregoing, any assignment pursuant to this Section 10 shall be conditioned upon prior written notice to the Company identifying the name and address of the assignee and any other material information as to the identity of such assignee as may be reasonably requested and upon the agreement of such assignee to be bound by the terms of this Agreement. Notwithstanding anything to the contrary contained in this Section 10, any Holder may elect to transfer all or a portion of its Registrable Securities to any third party without assigning its rights hereunder with respect thereto; provided, however, that in any such event all rights under this Agreement with respect to the Registrable Securities so transferred shall cease and terminate. References to a Party in this Agreement shall be deemed to include any such transferee or assignee permitted by this Section 10.

Section 11.            Amendment of Registration Rights

Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities; provided, however, that any amendment that has an adverse effect on the rights of, or imposes additional obligations on, (i) any Sponsor Holder (other than Antero) shall require the written consent of such Sponsor Holder, (ii) the Employee Holders shall require the written consent of an Employee Holder Representative and (iii) Antero or its Affiliates shall require the written consent of at least 50% of the Registrable Securities held by Antero. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Holder and the Company.

Section 12.            Expiration, Termination and Delay of Registration

(a)           A Holder’s registration rights will expire at such time that such Holder no longer owns any Registrable Securities.

(b)           The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Securities are outstanding after their original issuance; provided, however, that the Company’s obligations under Sections 8 and 15 (and any related definitions) shall remain in full force and effect following such time.

(c)           No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

Section 13.            Limitations on Subsequent Registration Rights

From and after the date hereof, the Company may not, without the prior written consent of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which provides such holder or prospective holder of securities of the Company information or registration rights that are inconsistent in any material respect with, superior to or in any way violates or subordinates the rights granted to the Sponsor Holders hereby.

Section 14.            “Market Stand-off” Agreement

With respect to any offering undertaken pursuant to Section 3 or 4, each Sponsor Holder hereby agrees that, for so long as such Sponsor Holder owns 3% or more of the issued and outstanding shares of Common Stock, it will not, to the extent requested by the Company and an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities, except securities included in such registration, during a period (the “Lock-up Period”) designated by the Company (which period shall not exceed 90 days) and commencing on the date of a prospectus or prospectus supplement filed with the Commission with respect to the pricing of such offering, and it will enter into agreements with the managing underwriters, if any, in connection with any such sale to give effect to the foregoing; provided, however, that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction imposed by the managing underwriters on the Company or the officers, directors or any other Affiliate of the Company on whom a restriction is imposed (for the avoidance of doubt, if the Company or any of its officers or directors are not subject to such a restriction, the duration of the “shortest restriction” referred to above would be deemed to be zero days) and (ii) all other Persons with registration rights (whether or not pursuant to this Agreement) owning 3% or more of the issued and outstanding shares of Common Stock must enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Sponsor Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such Lock-up Period.

Section 15.            Miscellaneous

(a)           Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery, when sent by telecopy, or five days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the following addresses (or at such other address for any Party as shall be specified by like notices, provided, however, that notices of a change of address shall be effective only upon receipt thereof).

If to the Company, at:

1615 Wynkoop Street
Denver, Colorado 80202
Attention: President

If to any Holder of Registrable Securities, to such Person’s address as set forth on the records of the Company.

(b)           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c)           Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(d)           Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

(e)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(f)            Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to Registrable Securities. This Agreement supersedes all prior written or oral agreements and understandings between the parties with respect to such subject matter.

(g)           Securities Held by the Company or its Subsidiaries. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder,

Registrable Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(h)           Termination. This Agreement shall terminate when no Registrable Securities remain outstanding; provided, however, that Sections 5 and 8 shall survive any termination hereof.

(i)            Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the Holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

ANTERO MIDSTREAM CORPORATION

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.

By:	Warburg Pincus X, L.P., its general partner

By:	Warburg Pincus X GP L.P., its general partner

By:	WPP GP LLC, its general partner

By:	Warburg Pincus Partners, L.P., its managing member

By:	Warburg Pincus Partners GP LLC, its general partner

By:	Warburg Pincus & Co., its managing member

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Partner

WARBURG PINCUS X PARTNERS, L.P.

By:	Warburg Pincus X, L.P., its general partner

By:	Warburg Pincus X GP L.P., its general partner

By:	WPP GP LLC, its general partner

By:	Warburg Pincus Partners, L.P., its managing member

By:	Warburg Pincus Partners GP LLC, its general partner

By:	Warburg Pincus & Co., its managing member

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Partner

[Signature Page to Registration Rights Agreement]

WARBURG PINCUS PRIVATE EQUITY VIII, LP

By:	Warburg Pincus Partners L.P., its general partner

By:	Warburg Pincus Partners GP LLC, its general partner

By:	Warburg Pincus & Co., its managing member

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Partner

WARBURG PINCUS NETHERLANDS PRIVATE EQUITY VIII C.V. I

By:	Warburg Pincus Partners L.P., its general partner

By:	Warburg Pincus Partners GP LLC, its general partner

By:	Warburg Pincus & Co., its managing member

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Partner

WP-WPVIII INVESTORS, L.P.

By:	WP-WPVIII Investors GP L.P., its general partner

By:	WPP GP LLC, its Company

By:	Warburg Pincus Partners, L.P., its managing member

By:	Warburg Pincus Partners GP LLC, its general partner

By:	Warburg Pincus & Co., its managing member

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Partner

[Signature Page to Registration Rights Agreement]

YORKTOWN ENERGY PARTNERS V, L.P.

By:	Yorktown V Company LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.
Name:	W. Howard Keenan, Jr.
Title:	Manager

YORKTOWN ENERGY PARTNERS VI, L.P.

By:	Yorktown VI Company LP, its general partner

By:	Yorktown VI Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.
Name:	W. Howard Keenan, Jr.
Title:	Manager

YORKTOWN ENERGY PARTNERS VII, L.P.

By:	Yorktown VII Company LP, its general partner

By:	Yorktown VII Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.
Name:	W. Howard Keenan, Jr.
Title:	Manager

YORKTOWN ENERGY PARTNERS VIII, L.P.

By:	Yorktown VIII Company LP, its general partner

By:	Yorktown VIII Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.
Name:	W. Howard Keenan, Jr.
Title:	Manager

[Signature Page to Registration Rights Agreement]

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

ARKROSE SUBSIDIARY HOLDINGS LLC

By:	Antero Resources Corporation, its sole member

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.

CANTON INVESTMENT HOLDINGS LLC

By:	/s/ Glen C. Warren, Jr.
Name:	Glen C. Warren, Jr.
Title:	Manager

[Signature Page to Registration Rights Agreement]

/s/ Paul M. Rady
Paul M. Rady

MOCKINGBIRD INVESTMENTS, LLC

By:	/s/ Paul M. Rady
Name:	Paul M. Rady
Title:	Manager

[Signature Page to Registration Rights Agreement]

THE EMPLOYEE HOLDERS NAMED IN SCHEDULE I HERETO, ACTING SEVERALLY

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Attorney-in-Fact

[Signature Page to Registration Rights Agreement]

Schedule I

Employee Holders

•                  Alvyn A. Schopp

•                  Kevin J. Kilstrom

•                  Mike Kennedy

•                  Yvette Schultz

•                  Brendan Krueger

•                  Dave Cannelongo

•                  Bob Krcek

•                  Phil Yoo

•                  Aaron Merrick

•                  Brian Guarneros

•                  Troy Roach

•                  John Giannaula

•                  Justin Agnew

•                  Tom Waltz

•                  Chris Hummel

•                  Jeremy Gramling

•                  Clayton Brown

•                  Tim Hlavin

•                  Pat Murray

•                  Nate Bennett

•                  Kate Godowski

•                  Andrew C. Brugger

•                  Conrad R. Baston